UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

ACCELLENT INC.

(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts		01887
(Address of principal executive offices)		(Zip Code)

(978) 570-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 5, 2012, Accellent Inc. (“the Company”) formalized a plan to re-organize its business into two groups focused on its key market segments, Cardio & Vascular and Advanced Surgical, each with a leader having general management responsibility for the division. In connection with the re-organization, which will take effect January 1, 2013, the Company will cease to maintain senior executive functional leaders for both Operations and Sales and Marketing.

Dean Schauer, the Company’s Executive Vice President Operations and Engineering, has been appointed Executive Vice President, General Manager, Cardio & Vascular Group while James McGorry, Executive Vice President Sales & Marketing, will leave the Company, effective December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2012	ACCELLENT INC.

	By:	/s/ Jeremy A. Friedman
	Name:	Jeremy A. Friedman
	Title:	Chief Financial Officer